UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21256

Rock Canyon Funds

(Exact name of registrant as specified in charter)

1384 West State Road Pleasant Grove UT 84062

(Address of principal executive offices)(Zip code)

Jonathan Ferrell, Rock Canyon Advisory Group, Inc.,

1384 West State Road Pleasant Grove UT 84062

 (Name and address of agent for service)

With copy to:

Donald S. Mendelsohn, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (801) 785-8848

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Top Flight Fund

September 30, 2006

November 16, 2006

Dear Fellow Shareholders:

Over the last two years, market volatility has been very low, and the difference between the best and worst performing investment styles has been inconsistent and small.  To reiterate a point I made in my letter to shareholders dated November 2005, I believe the Fund has weathered two years of the kind of market environment that presents the most difficulty to its strategy.  Due to the unique challenges of this investment environment, the Top Flight Long-Short Fund underperformed its benchmark, the S&P 500 index, during the fiscal year ended September 30, 2006.

The Fund had performed better than its benchmark in every previous fiscal year, and as of this writing, the Fund has performed better than the S&P 500 since its inception on December 31, 2002.  Our management team is very concerned about the Fund’s performance during the last four quarters, and some steps have been taken to improve that performance.  The goal of Fund  management to provide return in excess of the S&P 500 index in every market environment has not changed, and our management team will continue to improve the product as we try to meet that goal.

While we believe that a pick-up in volatility will result in better performance from the Fund, we are not content to wait for the low-volatility environment to change.  Volatility has not risen dramatically in nearly three years, and it is unclear when volatility will return and relative style performance will begin to disperse.

In order to improve the performance of the Fund in a low-volatility environment, management of the Fund has focused on refining the Fund’s investment process to improve performance during quiet, stagnant upward drifts in equity prices (such as we have experienced for most of the last ten quarters).  These improvements have been made in conjunction with technological and personnel improvements that Fund management has made in order to better meet its goal and reward you, the shareholders.

I continue to believe that the next several years will bring increased market volatility, a resumption of directional trends, and wider dispersion of style performance, which we believe will provide the Fund with even greater opportunity to generate excess return for shareholders.  However, we also believe that the Fund’s performance in quiet markets will improve in the immediate future.

Sincerely,

/s/ Jonathan Ferrell

Jonathan Ferrell

President

Comparison of Changes in Value of $10,000
From December 31, 2002 (Since Inception) to September 30, 2006
(Unaudited)

	Top Flight Fund	S&P 500 Index
One Year:	-1.97%	8.71%
Three Years:	4.25%	8.14%
Since Inception:	14.85%	11.78%

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Top Flight Fund $16,807
S&P 500 Index $15,183
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor's 500 Index made on December 31, 2002 (commencement of operations). The Fund's return represents past performance and does not predict future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index does not reflect expenses, which have been deducted from the Fund's return. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money. For performance

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets

Top Flight Fund

			Schedule of Investments
			September 30, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Biological Products
14,000	Martek Biosciences Corp. *	$ 301,140	2.45%

Cable & Other Pay Television Services
37,500	Tivo, Inc. *	284,625	2.32%

Crude Petroleum & Natural Gas
15,500	Toreador Resources Corp. *	285,510	2.32%

Carpets & Rugs
19,000	Interface, Inc. *	244,720	1.99%

Communications Services
7,200	American Tower Corp. Class A *	262,800	2.14%

Computer Peripheral Equipment
11,500	Radisys Corp. *	244,375	1.99%

Computer Storage Devices
11,500	Seagate Technology Holdings *	265,535	2.16%

Electric Lighting & Wiring Equipment
12,000	Capitalsource, Inc.	309,840	2.52%

Electric Work
16,700	Quanta Services, Inc. *	281,562	2.29%

Fabricated Rubber Products
25,000	Omnova Solutions, Inc. *	104,500	0.85%

Gold & Silver Ores
7,200	Anglogold Ashanti Ltd.	271,728
67,300	Eldorado Gold Corp. *	292,755
12,700	Goldcorp, Inc.	299,720
22,500	Kinross Gold Corp. *	281,700
11,200	Meridian Gold, Inc. *	278,432
53,900	Tanzanian Royalty Exploration Group *	285,670
		1,710,005	13.93%
Hotels & Motels
6,800	Marcus Corp.	156,196	1.27%

In Vitro & In Vivo Diagnostic Substances
15,100	Nuvelo, Inc. *	275,424
7,900	OSI Pharmaceuticals, Inc. *	296,487
		571,911	4.66%
Instruments For Measuring & Testing of Electricity & Electonic Signals
9,300	Agilent Technologies, Inc. *	304,017	2.48%

Oil & Gas Field Exploration Services
2,500	Veritas DGC, Inc. *	164,550	1.34%

Pharmaceutical Preparations
22,300	Adolor Corp. *	309,301
12,000	Alkermes, Inc. *	190,200
17,000	Angiotech Pharmaceuticals, Inc. *	149,090
8,500	Auxilium Pharmaceuticals, Inc. *	86,020
2,549	Nastech Pharmaceutical Co., Inc. *	38,898
12,100	Nektar Therapeutics *	174,361
12,200	Progenics Pharmaceuticals, Inc. *	286,212
35,800	Santarus, Inc. *	265,636
		1,499,718	12.22%
Plastics Products
20,000	Forward Industries, Inc. *	102,400	0.83%

Life Insurance
12,000	Scotsman Industries, Inc.	130,440	1.06%

Real Estate
23,500	Levitt Corp.	276,360	2.25%

Retail-Eating & Drinking Places
7,800	OSI Restaurant Partners, Inc.	247,338
7,600	Starbucks Corp. *	258,780
		506,118	4.12%
Retail-Variety Stores
18,100	Dollar General Corp.	246,703	2.01%

Semiconductors & Related Devices
10,700	Advanced Micro Devices, Inc. *	265,895
3,400	Kyocera Corp.	290,836
6,300	Memc Electronic Materials, Inc. *	230,769
		787,500	6.42%
Services-Computer Processing & Data Preparation
9,000	Infospace, Inc. *	165,960	1.35%

Services-Computer Programming Services
6,700	Infosys Technologies, Ltd.	319,791	2.60%

Services-Miscellaneous Health & Allied Services
7,100	Lincare Holdings, Inc. *	245,944	2.00%

Services-Prepackaged Software
8,600	Cognent Communications Group, Inc. *	99,674
7,500	Cognos, Inc. *	273,750
		373,424	3.04%
Telephone & Telegraph Apparatus
8,842	Ciena Corp. *	240,945	1.96%

Wholesale-Medical, Dental & Hospital Equipment & Supplies
7,600	Owens & Minor, Inc.	249,964	2.04%

	Total for Common Stock (Cost $10,914,122)	10,636,553	86.61%

Exchange Traded Fund
5,000	iShares COMEX Gold Trust * (Cost $307,871)	297,600	2.42%

	Total Investments (Cost $11,221,993)	10,934,153	89.03%
Cash Equivalents
777,961	UMB Bank Money Market Fiduciary 4.33% **	777,961
4,301	Prime Fund Capital Reserves Class 4.47% **	4,301
	Total Cash Equivalents ($782,262)	782,262	6.37%

	Total Investments (Cost $12,004,255)	11,716,415	95.40%

	Other Assets less Liabilities	564,991	4.60%

	Net Assets	$ 12,281,406	100.00%

* Non-Income producing securities
** Variable rate security; the coupon rate represents the rate at September 30, 2006.

The accompanying notes are an integral part of the financial statements.

Top Flight Fund

		Schedule of Securities Sold Short
		September 30, 2006

SECURITIES SOLD SHORT
Exchange Traded Funds		Fair Value
Crude Petroleum & Natural Gas
4,800	Energy Select Sector SPDR	256,560
2,800	iShares Goldman Sachs Natural Resources Index Trust	260,540
2,000	Oil Service Holders Trust	259,700
		776,800

	Total (Proceeds - $747,203)	$ 776,800

The accompanying notes are an integral part of the financial statements.

Top Flight Fund

Statement of Assets and Liabilities
September 30, 2006

Assets:
Investment Securities at Fair Value	$ 11,716,415
(Cost - $12,004,255)
Cash held at Custodian	823,263
Cash held at Broker	780,771
Prepaid Expenses	11,472
Receivables:
Receivable for Securities Sold	65,752
Shareholder Subscriptions	1,000
Dividends and Interest	5,123
Total Assets	13,403,796
Liabilities:
Securities Sold Short at Fair Value (Proceeds - $747,203)	776,800
Payable for Securities Purchased	63,882
Shareholder Redemptions	214,391
Accrued Expenses	45,880
Advisory Fee Payable	21,437
Total Liabilities	1,122,390

Net Assets	$ 12,281,406
Net Assets Consist of:
Paid In Capital	12,394,472
Accumulated Undistributed Realized Gain on Investments and Securities Sold Short - Net	204,371
Unrealized Depreciation in Value of Investment Securities and Securities Sold Short	(317,437)
Net Assets, for 1,152,071 Shares Outstanding	$ 12,281,406
(Unlimited number of shares authorized without par value)

Net Asset Value, Offering Price and Redemption Price
Per Share ($12,281,406/1,152,071 shares)	$ 10.66

The accompanying notes are an integral part of the financial statements.

Top Flight Fund

Statement of Operations
For the year ended September 30, 2006
Investment Income:
Dividends (net of foreign witholding taxes of $1,752 )	$ 106,253
Interest	81,963
Total Investment Income	188,216
Expenses:
Management Fees	251,361
Transfer Agent & Fund Accounting Fees	29,559
Legal Fees	31,520
Custodial Fees	19,150
Registration and Blue Sky Fees	20,671
Compliance Consultant Fees	6,250
Audit Fees	18,026
Trustee Fees	14,174
Printing & Mailing Fees	4,050
Insurance Expense	2,660
Interest Expense	963
Dividends on Securities Sold Short	43,312
Miscellaneous Expenses	2,710
Total Expenses	444,406
Management Fees Waived	(17,546)
Net Expenses	426,860

Net Investment Loss	(238,644)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investment Securities	880,064
Realized Gain (Loss) on Securities Sold Short	(132,623)
Change in Unrealized Appreciation (Depreciation) on Investment Securities	(614,384)
Change in Unrealized Appreciation (Depreciation) on Securities Sold Short	(193,414)
Net Realized and Unrealized Gain (Loss) on Investments	(60,357)

Net Increase (Decrease) in Net Assets from Operations	$ (299,001)

The accompanying notes are an integral part of the financial statements.

Top Flight Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	9/30/2006	9/30/2005
From Operations:
Net Investment Loss	$ (238,644)	$ (304,534)
Net Realized Gain on Investment Securities	880,064	2,043,171
Net Realized Gain (Loss) on Securities Sold Short	(132,623)	(296,799)
Change in Net Unrealized Appreciation (Depreciation) on Investment Securities and Securities Sold Short	(807,798)	(230,343)
Increase (Decrease) in Net Assets from Operations	(299,001)	1,211,495

From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gains from Security Transactions	(1,461,524)	(861,549)
Change in Net Assets from Distributions	(1,461,524)	(861,549)

From Capital Share Transactions:
Proceeds From Sale of Shares	14,467,996	4,446,493
Shares Issued on Reinvestment of Distributions	1,461,524	861,549
Cost of Shares Redeemed	(10,406,487)	(16,227,825)
Net Increase (Decrease) from Shareholder Activity	5,523,033	(10,919,783)

Net Increase (Decrease) in Net Assets	3,762,508	(10,569,837)

Net Assets at Beginning of Period	8,518,898	19,088,735
Net Assets at End of Period (including accumulated undistributed net investment
income of $0 and $0, respectively)	$ 12,281,406	$ 8,518,898

Share Transactions:
Issued	1,271,285	378,970
Reinvested	132,987	71,379
Redeemed	(950,507)	(1,397,951)
Net Increase (Decrease) in Shares	453,765	(947,602)
Shares Outstanding Beginning of Period	698,306	1,645,908
Shares Outstanding End of Period	1,152,071	698,306

The accompanying notes are an integral part of the financial statements.

Top Flight Fund

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year Ended	Year Ended	Year Ended	Period Ended **
	9/30/2006	9/30/2005	9/30/2004	9/30/2003
Net Asset Value -
Beginning of Period	$ 12.20	$ 11.60	$ 14.38	$ 10.00
Net Investment Loss (a)	(0.21)	(0.26)	(0.20)	(0.15)
Net Gains or Losses on Securities
(realized and unrealized)	0.01	1.41	1.22	4.53
Total from Investment Operations	(0.20)	1.15	1.02	4.38

Distributions from Net Realized Gains	(1.34)	(0.55)	(3.80)	0.00
Total from Distributions	(1.34)	(0.55)	(3.80)	0.00

Net Asset Value -
End of Period	$ 10.66	$ 12.20	$ 11.60	$ 14.38
Total Return ***	(1.97)%	9.95%	8.43%	43.80%

Ratios/Supplemental Data:

Net Assets - End of Period (Thousands)	12,281	8,519	19,089	14,549

Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	2.97%	3.28%	2.83%	3.01%	*
Ratio of Dividend Expense on Securities Sold Short After Waivers	0.34%	0.02%	0.20%	0.01%	*
Ratio of Expenses to Average Net Assets After Waivers	3.31%	3.30%	3.03%	3.02%	*
Ratio of Net Investment Loss to Average Net Assets After Waivers	(1.85)%	(2.24)%	(1.69)%	(1.75)%	*
Ratio of Expenses to Average Net Assets Before Waivers	3.44%	3.34%	3.03%	3.02%	*
Ratio of Net Investment Loss to Average Net Assets Before Waivers	(1.98)%	(2.28)%	(1.69)%	(1.75)%	*
Portfolio Turnover Rate	2052.63%	1634.62%	4874.52%	3111.32%

* Annualized
** Commencement of Operations - December 31, 2002
*** Total returns in the above table represent the return that the investor would have earned or lost over the period indicated
on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.
(a) Net investment loss per share calculated using average shares outstanding.

The accompanying notes are an integral part of the financial statements.

TOP FLIGHT FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

1.)

ORGANIZATION

Top Flight Fund (the “Fund”) was organized as a non-diversified series of Rock Canyon Funds (the “Trust”) on November 14, 2002 and commenced operations on December 31, 2002.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 14, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below. The investment adviser of the Fund is Rock Canyon Advisory Group, Inc. (the “Adviser”).

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.  Methods that are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHORT SALES:

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

As of September 30, 2006, all cash held at broker and $808,263 of the cash held at custodian is restricted because it represents collateral for securities sold short.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized.  The tax positions must meet a “more likely than not” standard that based on their technical merits, these positions have a more than 50 percent likelihood of being sustained upon examination.  FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with the Adviser. Under the terms of the agreement, the Adviser manages the Fund’s investments subject to approval of the Board of Trustees.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.95% of the average daily net assets of the Fund.  As a result of the above calculation, for the year ended September 30, 2006, the Adviser earned management fees totaling $251,361 before the voluntary fee waiver described below. At September 30, 2006 the Fund owed the Adviser an amount of $21,437.  The Adviser voluntarily waived 0.35% of the management fee for the period from October 1, 2005 through February 22, 2006, and 0.20% of the fee for the period from February 23, 2006 through March 22, 2006. The total amount waived during the period was $17,546.  The Adviser has not waived any portion of its management fee subsequent to March 22, 2006.  Certain key officers of the Trust are officers, the sole shareholder and/or employees of the Adviser.

4.)

RELATED PARTY TRANSACTIONS

Jonathan N. Ferrell is a control person and the sole shareholder of the Adviser. Mr. Ferrell benefits from management fees paid to the Adviser by the Fund.

The Fund has entered into an agreement with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agent services.   A shareholder and officer of MSS is also an officer of the Fund.  For the year ended September 30, 2006, MSS earned $29,559 for fund accounting and transfer agency services.  At September 30, 2006, the Fund owed $2,345 to MSS.

5.)

CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid-in-capital at September 30, 2006, was $12,394,472 representing 1,152,071 shares outstanding.

To the extent that book/tax differences are permanent, they are reclassified to capital paid-in or short-term capital gains in the period in which the difference arises.  Net investment loss of $238,644 was reclassified to short-term capital gains on September 30, 2006. The reclassification had no affect on net assets.

6.)

INVESTMENT TRANSACTIONS

For the year ended September 30, 2006, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and securities sold short aggregated $162,767,781 and $156,286,487, respectively.  Purchases and sales of securities sold short aggregated $268,390,855 and $258,311,129, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2006, was $12,007,516 and the proceeds from short sales was $747,203.

At September 30, 2006, the composition of unrealized depreciation for tax purposes was as follows:

Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$174,201	($494,899)	($320,698)

7.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2006, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 78% of the Fund.

The officers of the Fund believe that a majority of the shares held by Charles Schwab & Co. , Inc. were held for the benefit of clients of Paragon Capital Management, Inc. If Paragon Capital Management, Inc. has discretionary authority over its clients’ accounts, Paragon Capital Management, Inc. may be deemed to beneficially own the shares indirectly and control the Fund.

8.)

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

	9/30/2006	9/30/2005
Distributions paid from:
Ordinary income	$1,461,524	$861,549
Long-term capital gain	0	0
	$1,461,524	$861,549

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 206,899
Undistributed long-term capital gain/(accumulated losses)	733
Unrealized appreciation/(depreciation)	(320,698)
Total	$(113,066)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

TOP FLIGHT FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2006 (UNAUDITED)

PROXY VOTING - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Fund at 1-800-869-1679 or visiting our transfer agents at www.mutualss.com, and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS - The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Expense Example (Unaudited)

As a shareholder of the Top Flight Fund, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 through September 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2006	September 30, 2006	April 1, 2006 to September 30, 2006

Actual	$1,000.00	$977.09	$16.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,007.93	$17.16

* Expenses are equal to the Fund's annualized expense ratio of 3.41%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of September 30, 2006, the Fund is the only series in the “Fund Complex”.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships

Jeffery C. Beck 891 North 200 East American Fork, UT 84003 Year of Birth: 1963	Trustee since December 2002	Senior Auditor, Department of Defense, Defense Contract Audit Agency, from February 1988 to present.
Paul R. Ressler 942 North 240 East American Fork, UT 84003 Year of Birth: 1966	Trustee since December 2002

Marketing Representative, CapSoft, a computer software firm, from May 1993 to January 2002; Marketing Representative, MyGo USA, a toy manufacturer, from January 2002 to April 2002; Marketing Representative, Pukka USA, a toy manufacturer, Inc. from April 2002 to present.

The following table provides information regarding the officers of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Jonathan N. Ferrell[1] 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1973	President since December 2002; Trustee from November 2002 until February 2005.

President of the Fund’s adviser since December 2002.  Analyst with Paragon Capital Management, Inc., a registered investment advisory firm, from December 1997 until April 1999; Registered Representative with Delta Equity Services, Inc., a registered investment advisory firm, September 2002 until November 2002; Director Paragon Capital Management, Inc., April 1999 until December 2002.

Melissa Murchison 1384 West State Rd. Pleasant Grove, UT 84062 Year of Birth: 1970	Chief Compliance Officer since September 2004	Employed by the Adviser since September 2004. Director of Client Services/Marketing for Paragon Capital Management, Inc. from September 1995 to September 2004.
Ray J. Meyers 1 301 East 925 North American Fork, UT 84003 Year of Birth: 1957	Trustee since December 2002

President and owner of Elemental Technologies, Inc., a computer programming firm, since April 1999; Sole proprietor of Meyers Associates, a computer programming firm, from October 1997 until April 1999.

1 Mr. Meyers and Mr. Ferrell owns a 1/3 interest in Automated Security LLC, and therefore Mr. Meyers may be deemed to be an “interested person” trustee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of Top Flight Fund

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of the Top Flight Fund as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period indicated prior to the year ended September 30, 2004 were audited by other auditors, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Top Flight Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

November 21, 2006

Board of Trustees

Jeffrey C. Beck

Ray J. Meyers

Paul R. Ressler

Investment Adviser

Rock Canyon Advisory Group, Inc.

1384 West State Rd.

Pleasant Grove, UT  84062

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

Custodian

UMB Bank, NA

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

(FKA Cohen McCurdy Ltd.)

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Top Flight Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Jeff Beck is an audit committee financial expert.  Mr. Beck is independent for purposes of this Item 3.  He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 18,550

FY 2005

$ 14,000

(b)

Audit-Related Fees

Registrant

FY 2006

$ 0

FY 2005

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2006

$ 1460

FY 2005

$ 2115

Nature of the fees:

Federal tax returns and Excise tax return.

(d)

All Other Fees

Registrant

FY 2006

$ 700

FY 2005

$ 0

Nature of the fees:

For fiscal consent.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 2160

FY 2005

$ 2115

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.  Not applicable.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rock Canyon Funds

By /s/Jonathan Ferrell

*Jonathan Ferrell

Chief Executive Officer

Date December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jonathan Ferrell

*Jonathan Ferrell

Chief Executive Officer

Date December 8, 2006

By /s/James Boden

*James Boden

Chief Financial Officer

Date December 8, 2006

* Print the name and title of each signing officer under his or her signature.